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                                                                  Exhibit 10.3.2

[LOGO] Bank of America

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                                                          Amendment to Documents

                   AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 3 (the "Amendment") dated as of NOVEMBER 30, 2001, is between Bank of America, N.A. (the "Bank") and Sunrise Telecom Incorporated (the "Borrower").

                                    RECITALS
                                    --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of May 22, 2000, as previously amended (the "Agreement").

     B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT
                                    ---------

     1. Definitions. Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2. Amendments. The Agreement is hereby amended as follows:
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          2.1 Subclause 1.6 (a) (ii) of the Agreement is amended to read in its entirety as follows:

               "(ii)Standby letters of credit with a maximum maturity of 365 days but not to extend more than 365 days beyond the Facility No. 1 Expiration Date. The standby letters of credit may include a provision providing that the maturity date will be automatically extended each year for an additional year unless the Bank gives written notice to the contrary; provided, however, that each letter of credit must include a final maturity date which shall not be subject to automatic extension."

     3. Representations and Warranties. When the Borrower signs this Amendment,
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the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the dale of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. Effect of Amendment. Except as provided in this Amendment, all of the
        -------------------
terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.                              Sunrise Telecom Incorporated


X /s/ Lakshmi Wolterding                           X  /s/ Paul Chang
 ---------------------------------------------      ------------------------------------------------
By: Lakshmi Wolterding, Senior Vice President      By: Paul Chang, President Chief Executive Officer


                                                   X  /s/ Keith D. Laton
                                                    ------------------------------------------------
                                                   By: Keith D. Laton, Director of Tax and Treasury
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